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                                                                EXHIBIT 10.27(b)


                                LIST OF EXHIBITS
                                     TO THE
                          UNDERWRITERS CREDIT AGREEMENT


       EXHIBIT NUMBER               DESCRIPTION
       --------------               -----------
              A                     Ratable Note

              B                     Competitive Bid Note

              C                     Competitive Bid Quote Request

              D                     Invitation for Competitive Bid Quotes

              E                     Competitive Bid Quote

              F                     Compliance Certificate

              G                     Assignment Agreement

             5.3                    Approvals and Consents

             5.4                    Governmental Consents

             5.7                    Taxes

             5.9                    Capitalization

            5.10                    ERISA

            5.16                    Owned Properties

            5.17                    Indebtedness

            5.19                    Environmental

            5.21                    Insurance Licenses

            6.11                    Closing Debt Indebtedness

            6.14                    Investments

            6.16                    Liens